EXHIBIT 99.1

VeriFone and Hypercom Comment on
U.S. Department of Justice Civil Complaint

SAN JOSE, Calif. & SCOTTSDALE, Ariz. — May 12, 2011 — VeriFone Systems, Inc. (NYSE:PAY) and Hypercom Corporation (NYSE:HYC) today commented on the civil antitrust lawsuit filed today by the United States Department of Justice (“DOJ”) against VeriFone and Hypercom:

On November 17, 2010, VeriFone and Hypercom announced that they had entered into a merger agreement.  In an effort to resolve potential antitrust issues with the merger, Hypercom announced on April 4, 2011, that it had entered into an agreement to sell its U.S. point-of-sale terminal business to Ingenico S.A.

According to the DOJ’s press release, “the planned sale of Hypercom’s U.S. POS terminal business to Ingenico does not resolve the antitrust concerns raised by the VeriFone/Hypercom transaction because the assets are to be sold to another significant competitor in the market in a manner that does not create a new, independent, long-term competitor.”

VeriFone and Hypercom intend to work with the DOJ to better understand its concerns and assess various options for the planned divestiture of Hypercom’s U.S. business, including the possibility of a divestiture to an alternative buyer.  The companies continue to believe in the compelling benefits that the merger will provide to customers, employees and stockholders.  Assuming a successful resolution of this and other closing conditions, the companies believe that the merger can be completed in the second half of 2011.

Sullivan & Cromwell LLP is acting as legal counsel for VeriFone and DLA Piper US LLP is acting as legal counsel for Hypercom.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for VeriFone Systems, Inc.

This press release includes certain forward-looking statements related to VeriFone Systems, Inc. within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the forward-looking statements herein due to changes in economic, business, competitive, technological and/or regulatory factors, and other risks and uncertainties affecting the operation of the business of VeriFone Systems, Inc. and Hypercom Corporation. These risks and uncertainties include whether the proposed transaction described in this press release can be completed in a timely manner or at all, and whether the anticipated benefits of the proposed transaction can be achieved. For a further list and description of risks and uncertainties, see our periodic filings with the Securities and Exchange Commission. VeriFone is under no obligation to, and expressly disclaim any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for Hypercom Corporation

This press release contains forward-looking statements of Hypercom within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In passing the Private Securities Litigation Reform Act of 1995, as amended (the “Reform Act”), Congress encouraged public companies to make “forward-looking statements” by creating a safe harbor to protect companies from securities law liability in connection with such forward-looking statements. We intend to qualify both our written and oral forward-looking statements for protection under the Reform Act and any other similar safe harbor provisions.

“Forward-looking statements” include expressed expectations of future events and the assumptions on which the expressed expectations are based. The words “believe,” “expect,” “anticipate,” “intend,” “forecast,” “estimate,” “project,” “will” and similar expressions identify forward-looking statements. Such statements may include, but are not limited to, the severity and duration of the current economic and financial conditions; the state of the electronic payments industry and competition within the industry; projections regarding specific demand for our products and services; the level of demand and performance of the major industries we serve, including but not limited to the banking sector; the commercial feasibility and acceptance of new products, services and market development initiatives; our ability to successfully penetrate the vertical and geographic markets that we have targeted; our ability to improve our cost structure, including reducing our product and operating costs; our ability to develop more recurring revenue streams; our ability to successfully manage our contract manufacturers and our joint development manufacturing model, including the impact on inventories; our ability to allocate research and development resources to new product and service offerings; our ability to increase market share and our competitive strength; our future financial performance and financial condition; the adequacy of our current facilities and management systems infrastructure to meet our operational needs; the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business; the sufficiency of reserves for assets and obligations exposed to revaluation; our ability to successfully expand our business and increase revenue; our ability to manage expenses, maintain or grow our revenue, and other risks associated with our company being merged with and into VeriFone Systems, Inc. as contemplated by a definitive merger agreement between the two companies and our pending sale of U.S. assets to Ingenico S.A. as contemplated by a definitive purchase agreement; our ability to integrate and obtain expected results and benefits from future acquisitions; our ability to effectively manage our exposure to foreign currency exchange rate fluctuations; our ability to sustain our current income tax structure; the impact of current and future litigation matters on our business; our ability to fund our projected liquidity needs and pay down outstanding debt obligations from cash flow from operations and our current cash reserves; our ability to remain compliant with and provide transaction security as required by relevant industry standards and government regulations; and future access to capital on terms that are acceptable, as well as assumptions related to the foregoing. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and are subject to numerous unquantifiable risks and uncertainties, some of which are unknown, that could cause actual events or results to differ materially from those projected. Due to such risks and uncertainties, you should not place undue reliance on our written or oral forward-looking statements. We are under no obligation, nor do we intend, to update or revise such forward-looking statements to reflect future developments, changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.

For additional information regarding risks that may cause our actual results to differ materially from any forward-looking statements, see the “Risk Factors” section of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010, as well as our subsequent reports on Form 8-K, as may be amended from time to time, which identify events and important risk factors that could cause actual results to differ materially from those contained in our forward-looking statements. Except as required by law, Hypercom disclaims any obligation to update any such forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

About VeriFone Systems, Inc. (www.verifone.com)

VeriFone Systems, Inc. ("VeriFone") (NYSE: PAY) is the global leader in secure electronic payment solutions. VeriFone provides expertise, solutions and services that add value to the point of sale with merchant-operated, consumer- facing and self-service payment systems for the financial, retail, hospitality, petroleum, government and healthcare vertical markets. VeriFone solutions are designed to meet the needs of merchants, processors and acquirers in developed and emerging economies worldwide.

About Hypercom (www.hypercom.com)

Global payment technology leader Hypercom Corporation delivers a full suite of high security, end-to-end electronic payment products, software solutions and services. The Company's solutions address the high security electronic transaction needs of banks and other financial institutions, processors, large scale retailers, smaller merchants, quick service restaurants, and users in the transportation, petroleum, healthcare, prepaid, self-service and many other markets. Hypercom solutions enable businesses in more than 100 countries to securely expand their revenues and profits. Hypercom is a founding member of the Secure POS Vendor Alliance (SPVA) and is the second largest provider of electronic payment solutions and services in Western Europe and third largest provider globally.

Hypercom is a registered trademark of Hypercom Corporation. All other products or services mentioned in this document are trademarks, service marks, registered trademarks or registered service marks of their respective owners.

CONTACTS:

For VeriFone Systems, Inc.

Investor Contact:
Doug Reed -- Vice President,
Treasurer and Investor Relations
408-232-7979
Email: ir@verifone.com

Editorial Contact:
Pete Bartolik
VeriFone Media Relations
Email: pete_bartolik@verifone.com
508-283-4112

For Hypercom Corporation

Investor Contacts:
Scott M. Tsujita
Hypercom Corporation
480.642.5161
stsujita@hypercom.com

Alan Miller/Jennifer Shotwell/Larry Miller
Innisfree M&A Incorporated
(212) 750-5833

Media Contacts:
Pete Schuddekopf
Hypercom Corporation
480.642.5383
pschuddekopf@hypercom.com

Steve Frankel/Tim Lynch/Jed Repko
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449